Renhuang Pharmaceutical Inc

March 2010

Safe Harbor Statement

仁皇药业 RENHUANG

This presentation contains certain statements that may include 'forward-looking statements' as defined in the Securities Act of 1933, and the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included herein are 'forward-looking statements.' Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.

The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Equity Snapshot

仁皇药业 RENHUANG

Listed on OTC (Pink Sheet)

Symbol:	RHGP.PK
Price (02/19/10):	$2.02
Market Cap:	$75.2M
Shares Outstanding:	37.2M
Revenue (2009):	$43.4M
Net Income (2009):	$14.8M
EPS (2009):	$ 0.41
P/E (ttm):	4.9x
P/S (ttm):	1.3x
Fiscal Year End:	31-Oct

Corporation Profile

仁皇药业 RENHUANG

- Renhuang Pharmaceutical Inc (RHGP.PK), founded in 1996,is located in Harbin city, Capital of Heilongjiang Province, China
- Largest state high-tech enterprise which develops, manufactures and distributes Siberian Ginseng (Acanthopanax) based products in China
- Three major pharmaceutical product categories: Botanical anti-depression and nerve-regulation products, Biopharmaceutical products, and Botanical antibiotic and traditional over-the-counter ("OTC") Chinese medicines
- Three "Good Manufacturing Practice" or GMP certified production facilities, capable of producing 18 dosage forms and over 200 different products
- Renhuang has around 600 employees



Investment Highlights

仁皇药业 RENHUANG

- Strong revenue and profit growth of 25%
  - Large market opportunity, R&D pipeline
- Full-integrated capabilities from herb cultivation to raw material processing to formulation development to finish products
  - GMP-certified facilities ensure quality
- Dominant Siberian Ginseng (Acanthopanax) product supplier
  - Controls estimated 70% of raw materials in China
- Extensive nationwide distribution network
  - Diversified, multi-layer sales channels
- Attractive valuation relative to peers
  - 5x TTM P/E versus peer group of 11x

Our Products

Botanical Anti-depression and Nerve-regulation Products

- Siberian Ginseng (Acanthopanax) Series
- Tianma Pills
- Compound Yang Jiao Tablets

Biopharmaceutical Products

- Badger Oil
- Shark Vital Soft Capsules

Natural Antibiotics and Traditional OTC Chinese Medicines

- Natural Antibiotics Series
  - Banlangen Granules
  - Qing Re Jie Du Oral Liquid
  - Compound Honeysuckle Granules
- TCM Products
  - Shengmai Granules

Revenue Breakdown (FY 2009)



11.1%
10.9%
78.0%
Biopharmaceutical products
Natural antibiotics and traditional OTC Chinese medicines
Botanical anti-depression and nerve-regulating products

Key Botanical Anti-depression and Nerve-regulation Product

仁皇药业
RENHUANG

Siberian Ginseng (Acanthopanax)

- Leading single plant medicine for depression, melancholy and nerve regulation



- Demonstrated medical and health benefits include:
  - Relieves symptoms of depression and melancholy
  - Improves memory
  - Combats fatigue, relieves stress
  - Improves quality of sleep



- Development objectives
  - Number one brand of natural anti-depressant
  - One of the most popular botanical medicine
  - Setting the medical standard of Siberian Ginseng based products

Siberian Ginseng (Acanthopanax) - Advantages

仁皇药业 RENHUANG

Material → Cost → GAP → Market

- Controls estimated 70% of China's natural resources
- Proprietary extraction technology
- 30% lower production cost than competitors
- GAP certified Siberian Ginseng cultivation provides sustainable resources
- Dominant market player in China
- Minor side effects and moderately priced compared to western antidepressants

Siberian Ginseng (Acanthopanax) Resources

Siberian Ginseng is rare, found primarily in Heilongjiang and in pockets in China and Far Eastern Russia

Heilongjiang Province has 94% of China's total resources


30 %
70 %

Renhuang controls about 70% of resources in Heilongjiang

Biopharmaceutical Products

Badger Oil



- Chinese Pharmacopoeia
  - Treatment of burn and scald
- Advanced cost saving extraction technology
- Benefits include:
  - Promotes recovery and reduces pain caused by burn and scald
  - Gentler than chemical drugs like Sulfadiazine Silver
  - No toxic side effects and little or no allergic reactions

Biopharmaceutical Products

仁皇药业 RENHUANG

Shark Vital Capsules

- Natural marine medicine
- Known to improve oxygen level in human blood
- Leading brand and the only medicine approved in China for treating sub-health condition caused by oxygen deficit
- Demonstrated health benefits include:
  - Improves oxygen level in blood
  - Improves kidney and liver function
  - Increase leukocyte in blood
- 20% lower production cost than competitors
- Awarded "Gold Medal" at London International Patented Technology Exhibition


角鲨鲻胶丸

Natural Antibiotics and OTC TCMs

仁皇药业
RENHUANG

A Leading Provider of OTC TCMs in China – Rapidly Growing Market Acceptance

Qing Re Jie Du Oral Liquid(Natural Antibiotics)

- Treats flu and upper respiratory infections


清热解毒口服液

Shengmai Granules (OTC TCM)

- Alleviates female gynecological complications



Honeysuckle Granules (Natural Antibiotics)

- Treats common cold, pharyngitis and tonsillitis



Banlangen granulate (Natural Antibiotics)

- Treats viral cold and sore throat



Comprehensive R&D Program

仁皇药业
RENHUANG

Multi Channel R&D System

- Established in 2002 with 50 researchers, engineers, and technicians
- Proprietary R&D Centers
- Collaborates with well-known scientists and institutions
- Post-doctoral Workstations
- Active development pipeline
  - Lyophilized syringin powder - One of our most promising product candidates, currently in the pilot testing stage
  - Schisandra (wild plant) - Completed research on method of measuring total content of lignin and setting quality standards
  - Total Alkaloids of Sophora Flavescens – Potential Hepatitis B therapy



Well Established Distribution Network

仁皇药业 RENHUANG

Diversification reduces risks – no single distributor accounts for more than 10% of sales


45%
Sales Agent
35%
Local Drug Stores All Over the Country
15%
Medical Wholesale Centers
5%
Hospitals and Other Medical Institutions

- Over 70 sales centers
- 24 Provinces
- More than 3,000 sales agents


Heilongjiang
Oversea
Jilin
Xinjiang
Gansu
Inner Mongolia
BEIJING
Liaoning
Northeast
Tianjin
Shanxi
Hebei
Shandong
Ningxia
Qinghai
Shaanxi
Henan
Jiangsu
Tibet
Anhui
SHANGHAI
Sichuan
Hubei
Chongqing
Zhejiang
Midwest
Hunan
Jiangxi
Fujian
Central Area
Guizhou
Guangdong
Taiwan
Yunnan
Guangxi
HONG KONG
MACAO
Southeast
Hainan

Leverage Competitive Strengths

Significant market potential

- Growing patient population with insomnia, depression, melancholy and nerve regulation problems worldwide
- Rising demand for botanic natural medicines with little side effects

Key Competitive Strengths

R&D Focus, Commitment & Expertise

- Develop single-plant based anti-depression & nerve regulation products
- Develop advanced production and extraction techniques

Diversified Distribution Network

- Over 70 sales centers and more than 3,000 sales agents across 24 provinces;
- Multi channel sales methods

Advanced Management Information System (MIS)

- Improve production efficiency and product quality
- Reduce production cycle and inventory
- Lower material and production costs
- Improve customer service and satisfaction

Global Market Opportunity

仁皇药业 RENHUANG

- Antidepressant - second largest selling drug
- More than 200 million depression patients in China
- Renhuang's key product - Siberian Ginseng (Acanthopanax) Series is a leading natural medicine for depression, melancholy and nerve regulation



Heart & Coronary 21%
Antibiotics 10%
Antidepressant 16%
Others 53%

Source: China Pharmaceutical Industry News Network

Market Opportunity in China

仁皇药业 RENHUANG

- **Pharmaceuticals market forecasted to triple in size by 2013**
  - China to become THIRD LARGEST drug market (behind U.S. and Japan)
- **$124 billion budget to improve the healthcare system in 2009-11**
  - Promote basic public health services – improve public health services and bring broader acceptance of Chinese medicine
  - National essential medicines system – reimbursement catalog inclusion and preferred manufacturer status
- **Changing demographics to drive higher healthcare standards and spending**
  - Aging population, growing disposable incomes, ongoing urbanization

Growth Strategy

Goal

- To be the world leader in natural therapeutics for treating depression, melancholy and nerve regulation

Growth Strategy

- Organic
  - Enhance brand value through increased advertising
  - Increase market penetration and grow market share
  - Expand market beyond China
  - Leverage R&D and cost advantages
- Strategic partnerships
- Acquisitions



Experience Management Team

仁皇药业 RENHUANG

Mr. Li, Shaoming, CEO and Chairman of the Board

- Founded Renhuang Pharmaceuticals in 1996
- Extensive experience in the pharmaceutical and healthcare industry
- A well-known entrepreneur in China with outstanding leadership and management skills
- Bachelor's degree in Economics from China Central University of Finance and Economics
- EMBA from Tsinghua University

Ms. Yan Yi Chen, CFO

- 9 years of accounting and auditing experience including audit management experience in PricewaterhouseCoopers
- Member of the New Zealand Institute of Chartered Accountants
- Bachelor's degree in Commerce and Administration and a Bachelor's degree in Science from Victoria University of Wellington
- Fluent in English and Chinese

Experience Management Team

仁皇药业 RENHUANG

Mr. Cui, Yuhai, Chief R&D Officer

- 10 years of product development and project management experience in large pharmaceutical companies
- Master's degree in Microbiology and Biochemistry from China Medical University

Mr. Lou, Jingwang, Chief Sales & Marketing Officer

- More than 20 years of management experience in pharmaceutical industry
- Experience in project management, sales and marketing, and business development
- Bachelor's degree from Inner Mongolia Medical Management College

Summary Income Statement

仁皇药业 RENHUANG

	For the years ended October 31,		
	2009	**2008**	**2007**
Net Sales	**$43,411,562**	**$34,474,490**	**$28,040,174**
Gross profit	**23,100,152**	**18,493,852**	**14,346,282**
Gross Margin	*53.20%*	*53.60%*	*51.20%*
Total operating expenses	8,296,019	8,320,445	4,785,288
Income from operations	**14,804,133**	**10,173,407**	**9,560,994**
Operating Margin	*34.10%*	*29.50%*	*34.10%*
Income from operations before income tax expenses	14,846,857	10,291,099	9,596,632
Net income	**$14,846,857**	**$10,291,099**	**$9,596,632**
Net Margin	*34.20%*	*29.90%*	*34.20%*
Earnings per share - Diluted	$0.41	$0.29	$0.27
Diluted shares outstanding	36,088,853	35,096,681	35,039,550

Summary Balance Sheet

仁皇药业 RENHUANG

	As of October 31,		
	2009	2008	2007
Cash and cash equivalents	**$8,111,514**	**$9,747,693**	**$10,153,603**
Total current assets	34,661,033	33,384,894	22,283,186
Property and equipment, net	2,352,163	2,620,949	2,606,285
Total assets	**$53,150,196**	**$36,005,843**	**$24,889,471**
Total Liabilities	2,692,238	1,961,087	3,495,971
Total shareholders' equity	50,457,958	34,044,756	21,393,500
Total liabilities and shareholders' equity	**$53,150,196**	**$36,005,843**	**$24,889,471**

Rapid Revenue and Net Income Growth

仁皇药业
RENHUANG


Revenue ($M)
CAGR 24.5%
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$28.0
$34.5
$43.4
$55.0
2007
2008
2009
2010E*


Gross Profit ($M)
CAGR 27.1%
$30.0
$20.0
$10.0
$0.0
$14.3
$18.5
$23.1
2007
2008
2009


Net Income ($M)
CAGR 24.2%
$20.0
$10.0
$0.0
$9.6
$10.3
$14.8
$18.8
2007
2008
2009
2010E*

*represents the mid-point of management guidance of 26% to 28% top- and bottom-line year-over-year growth

Attractive Valuation vs. Peers

Ticker	Company Name	Closing Price (2/22/10)	Market Capitalization (MM)	Price/ TTM Sales	P/E TTM	Forward P/E
RHGP	**RENHANG PHARMACEUTICAL INC**	**2.02**	**75.2**	**1.68x**	**4.9x**	**NA**
CSKI	CHINA SKY ONE MEDICAL INC	17.90	298. 3	2.36x	8.2x	6.8x
JGBO	JIANGBO PHARMACEUTICALS INC	11.80	136.9	1.38x	5.8x	5.9x
SSRX	3SBIO INC(ADR)	11.98	257.7	5.55x	25.0x	14.4x
AOB	AMERICAN ORIENTAL BIOENGINEERING	4.24	332.1	1.27x	6.4x	7.0x
CHME	CHINA MEDICINE CORP	3.67	56.2	0.81x	7.6x	NA
	Peer Group Average	**9.92**	**216.3**	**2.27x**	**10.6x**	**8.5x**
	Peer Group Median	**11.80**	**257.7**	**1.38x**	**7.6x**	**6.9x**

Source: Thomson One

Contact Information

仁皇药业 RENHUANG

Company Contact
Renhuang Pharmaceuticals, Inc.
Ms. Portia Tan
Phone: +86-451-5392-5461
Email: ir@renhuang.com

Investor Relations Contact
CCG Investor Relations
Mr. Crocker Coulson, President
Phone: +1-646-213-1915 (New York)
Email: crocker.coulson@ccgir.com

Auditor
Mr. Peter W. Lee
Windes & McClaughry Accountancy Corp
111 West Ocean Boulevard,
Twenty-Second Floor
Long Beach, CA 90802
Phone: +1-562-435-1191x342

Attorney
Mr. Jiannan Zhang
Cadwalader, Wickersham &Taft LLP
2301 China Central Place Tower 2
No. 79 Jianguo Road, Beijing 100025
Phone: +86-10-6599-7270
Email: jiannan.zhang@cwt.com

仁皇药业
RENHUANG

Thank You !